UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Your **Vote** Counts!

CORMEDIX INC.

2023 Annual Meeting of Stockholders
Vote by October 25, 2023
11:59 PM ET
or at the 2023 Annual Meeting on October 26, 2023
9:00 AM ET

CORMEDIX INC.
300 CONNELL DRIVE
SUITE 4200
BERKELEY HEIGHTS, NJ 07922

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Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting.

You invested in CORMEDIX INC. and it's time to vote!

You have the right to vote on proposals being presented at the 2023 Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 26, 2023.**

Get informed before you vote

We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice, Proxy Statement and Annual Report on Form 10-K online by visiting www.ProxyVote.com and entering your control number OR you can receive a free paper or email copy of the material(s) by requesting prior to October 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. There is no charge for requesting a copy. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

October 26, 2023
9:00 AM ET

Virtually at:
www.virtualshareholdermeeting.com/CRMD2023

Vote by mail or telephone by requesting a paper copy of the proxy materials, which will include a proxy card.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this notice to vote your shares. This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Janet Dillione 02) Gregory Duncan 03) Alan W. Dunton 04) Myron Kaplan 05) Steven Lefkowitz 06) Robert Stewart 07) Joseph Todisco	For
2. To approve on a non-binding advisory basis the compensation of our named executive officers for 2022.	For
3. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: In their discretion, the holders of a proxy to vote shares may vote on such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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